Exhibit 6.1

               VI INTERSERVICE INC.
  1155 University St., Suite 602, Montreal H3B 3A7, Canada tel. (310) 876-1001

January 28, 1999

V.I. Internet Telecommunications Inc.
Michael MacInnis
President

Re:      Service and office use
         at 1155 University, Suite 602, Montreal, Canada

         This is to confirm that V.I. Internet Telecommunications Inc. shall have the right to use our offices at its discretion and make use of the following services:

                  typing
                  conference
                  photocopy
                  fax
                  computer
                  telephone for local and long distance
                  coffee
                  courier
                  office supplies
                  and other normal office use

These services and office use shall be for the monthly fee of four thousand and fifty dollars USD ($4050.00 USD) plus applicable federal and provincial taxes.

This agreement shall commence on February 1, 1999 and terminate January 31, 2001.

Trusting all is to your satisfaction.

Yours very truly,

V.I. Interservices Inc.



Per:              /s/
         Viatcheslav Makarov, President

Agreed to V.I. Internet Telecommunications Inc.



Per:              /s/
         Michael MacInnis, President